
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 7, 2001
                                ----------------
                Date of report (Date of earliest event reported)



                           GREAT LAKES AVIATION, LTD.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

      IOWA                      000-23224                      41-1135319
      ----                      ---------                      ----------
(State or Other           (Commission File Number)          (IRS Employer
Jurisdiction                                                Identification No.)
of Incorporation)



                   1022 AIRPORT PARKWAY, CHEYENNE, WYOMING 82001
                   -------------------------------------------
                    (Address of Principal Executive Offices)



                                 (307) 432-7000
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         On February 7, 2001, the Company issued a press release (the "Press
Release") announcing that it has reached an agreement with United Airlines to change the current relationship from a United Express carrier to a code-sharing partnership.

         The Company's Press Release issued on February 7, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

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

               Exhibit No.    Description
               -----------    ------------
                99.1          Press Release of Registrant dated February 7, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 8, 2001                 By: /s/ Richard A. Hanson
                                          --------------------------------------
                                           Name:   Richard A. Hanson
                                           Title:  Vice President Finance


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                                  EXHIBIT INDEX

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

Exhibit Number                Description
--------------                -----------
          99.1                Press Release of Registrant dated February 7, 2001

